UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2011
Comarco, Inc.
(Exact name of registrant as specified in its charter)
000-05449
(Commission File Number)

California	95-2088894
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

25541 Commercentre Drive, Lake Forest, California	92630-8870
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 599-7400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.
     On January 25, 2011, Comarco, Inc., a California corporation (“Comarco”), received written notification from Targus Group International, Inc., a Delaware corporation (“Targus”) of non-renewal of the Strategic Product Development and Supply Agreement (the “Agreement”) which the parties entered into on March 16, 2009. The notice of non-renewal was received as prescribed by the Agreement and the Agreement terminates effective May 4, 2011.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description

99.1	Press Release of Comarco, Inc. dated January 31, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMARCO, INC. (Registrant)
Date: January 31, 2011	By:	/s/ Winston E. Hickman
Winston E. Hickman
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Comarco, Inc. dated January 31, 2011.